SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):  April 4, 2003


                                  YAHOO! INC.
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                  000-28018                   77-0398689
    (State or Other              (Commission             (I.R.S. Employer
     Jurisdiction of             File Number)            Identification No.)
    Incorporation or
      Organization)


                               701 First Avenue
                          Sunnyvale, California 94089
              (Address of Principal Executive Offices) (Zip Code)


                                (408) 349-3300
              (Registrant's telephone number including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

 Item 5.  Other Events.

        On April 4, 2003, Yahoo! Inc. issued a press release. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Exhibits.

         (c)      Exhibits.

         99.1     Press release dated April 4, 2003 by Yahoo! Inc.

                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               YAHOO! INC.



                               By:   /s/ Michael J. Callahan
                                     ----------------------------------------
                                     Michael J. Callahan
                                     Assistant Secretary

Date: April 4, 2003

                        INDEX TO EXHIBITS


     Exhibit No.        Description
     -----------        -----------
         99.1           Press Release dated April 4, 2003

                                                                 Exhibit 99.1



Yahoo! Prices $750 Million of Zero Coupon Senior Convertible Notes Due 2008 Friday April 4, 1:42 am ET

SUNNYVALE, Calif.--(BUSINESS WIRE)--April 4, 2003--Yahoo! Inc. (Nasdaq:YHOO -
                                                                       ----
News) today announced the pricing of $750 million of Zero Coupon Senior
----
Convertible Notes Due 2008 in a private offering. The notes are being offered to investors at 100 percent of their principal amount. The sale of the Notes is expected to close on April 9, 2003.

The Notes will not bear interest, have a zero yield to maturity, and will be convertible into Yahoo! common stock at a conversion price of $41.00 per share, subject to adjustment upon the occurrence of specified events. This represents a 68 percent conversion premium based on the closing price of $24.36 of Yahoo! common stock on April 3, 2003. Each $1,000 principal amount at maturity will initially be convertible into 24.39 shares of Yahoo! common stock. However, holders of the Notes may convert their Notes only if: (1) the price of the Company's common stock issuable upon conversion of a note reaches a specified threshold, or (2) specified corporate transactions occur. Yahoo! may not redeem the Notes prior to their maturity.


The Zero Coupon Senior Convertible Notes were placed in a private transaction pursuant to Rule 144A under the Securities Act of 1933. Neither the Notes nor the common stock have been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act.

Yahoo! and the Yahoo! logos are trademarks and/or registered trademarks of Yahoo! Inc.

All other names are trademarks and/or registered trademarks of their respective owners.

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Contact:
     Yahoo! Inc.
     Joanna Stevens, 408/349-7855 (Media Relations)
     joanna@yahoo-inc.com
     --------------------
     Paul Hollerbach, 408/349-3578 (Investor Relations) paulh@yahoo-inc.com
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